CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Phoenix Adviser Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 4, 2007                            /s/ George R. Aylward
     --------------------------    --------------------------------------------
                                   George R. Aylward, President
                                   (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Adviser Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 4, 2007                             /s/ W. Patrick Bradley
     --------------------------    ---------------------------------------------
                                   W. Patrick Bradley, Chief Financial Officer
                                   and Treasurer
                                   (principal financial officer)